UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2012 (October 4, 2012)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue West, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 4, 2012, Cell Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc. acting as sole book-running manager and as representative of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale of 60,000 shares of the Company’s preferred stock, no par value per share (the “Series 17 Preferred Stock”). The price to the public in this Offering was $1,000 per share of Series 17 Preferred Stock (the “Offering”). The net proceeds to the Company from this Offering were approximately $55.6 million, after deducting underwriting discounts and commissions and other estimated offering expenses. The Offering closed on October 11, 2012.

Each share of Series 17 Preferred Stock has a stated value of $1,000 per share and is convertible at the option of the holder, at any time after issuance, into approximately 714 shares of common stock at a conversion price of $1.40 per share of common stock, for a total of approximately 42.9 million shares of common stock. The shares of Series 17 Preferred Stock will automatically convert into shares of common stock in certain circumstances. Shares of the Series 17 Preferred Stock will receive dividends in the same amount as any dividends declared and paid on shares of common stock, but would be entitled to a liquidation preference over the common stock in certain liquidation events. The Series 17 Preferred Stock will have no voting rights on general corporate matters.

A copy of the form of the Series 17 Preferred Stock Certificate is attached hereto as Exhibit 4.1 and incorporated herein by reference.

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3, filed with the Securities and Exchange Commission (“SEC”) on August 2, 2012, which became effective on August 29, 2012 (Registration Statement No. 333-183037), as supplemented by the prospectus supplement filed with the SEC on October 9, 2012.

The Company plans to use the net proceeds from the Offering to support the launch of Pixuvri™ (pixantrone) in Europe and to commence phase III trials of pacritinib as well as for general corporate purposes, which may include, among other things, funding research and development, preclinical and clinical trials, the preparation and filing of new drug applications, the acquisition of complementary businesses, technologies or products and general working capital.

In the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments that the Underwriters may be required to make because of such liabilities. The above descriptions of the Underwriting Agreement and the Series 17 Preferred Stock are qualified in their entirety by reference to Exhibits 1.1 and 4.1 attached hereto, respectively. A copy of the opinion of Karr Tuttle Campbell related to the legality of the Series 17 Preferred Stock (and the shares of common stock issuable upon conversion of the Series 17 Preferred Stock) is attached hereto as Exhibit 5.1.

Item 3.03	Material Modification to Rights of Security Holders.

On October 10, 2012, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation (the “Amended Articles”) with the Secretary of State of the State of Washington, establishing the Series 17 Preferred Stock. Each share of Series 17 Preferred Stock is entitled to a liquidation preference equal to the initial stated value of such holder’s Series 17 Preferred Stock of $1,000 per share, plus any declared and unpaid dividends and any other payments that may be due on such shares, before any distribution of assets may be made to holders of capital stock ranking junior to the Series 17 Preferred Stock. The Series 17 Preferred Stock is not entitled to dividends except to share in any dividends actually paid on the common stock or any pari passu or junior securities. The Series 17 Preferred Stock will have no voting rights, except as otherwise expressly provided in the Company’s articles of incorporation or as otherwise required by law. However, so long as at least 20% of the aggregate originally issued shares of Series 17 Preferred Stock are outstanding, the Company cannot amend its Amended Articles, Second Amended and Restated Bylaws or other charter documents in each case so as to materially, specifically and adversely affect the rights of the Series 17 Preferred Stock; to repay, repurchase or offer to repay or repurchase or otherwise acquire any shares of common stock, common stock equivalents or junior securities, except in limited circumstances; to authorize or create any class of senior preferred stock; or to enter into any agreement or understanding with respect to any of the foregoing, in each case without the affirmative written consent of holders of a majority of the outstanding shares of Series 17 Preferred Stock.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The above description of the Articles of Amendment is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 10, 2012, the Company filed the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Articles of Amendment, which were effective as of October 10, 2012, establish and designate the Series 17 Preferred Stock and the rights, preferences and privileges thereof.

The description of the Articles of Amendment contained in Item 3.03 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Copies of the Company’s press release, dated October 4, 2012, entitled “Cell Therapeutics Announces Proposed Public Offering of Convertible Preferred Stock” and the Company’s press release dated October 5, 2012, entitled “Cell Therapeutics Prices Underwritten Public Offering of $60 Million of Convertible Preferred Stock,” are furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 and Exhibit 99.2 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description	Location

1.1	Underwriting Agreement, dated October 4, 2012, by and between Cell Therapeutics, Inc. and Jefferies & Company, Inc.	Filed herewith.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 17 Preferred Stock).	Filed herewith.

4.1	Form of Series 17 Preferred Stock Certificate.	Filed herewith.

5.1	Opinion of Karr Tuttle Campbell.	Filed herewith.

99.1	Press Release, dated October 4, 2012, entitled “Cell Therapeutics Announces Proposed Public Offering of Convertible Preferred Stock.”	Filed herewith.

99.2	Press Release, dated October 5, 2012, entitled “Cell Therapeutics Prices Underwritten Public Offering of $60 Million of Convertible Preferred Stock.”	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: October 11, 2012	By:	/s/ James A. Bianco
James A. Bianco, M.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Location

1.1	Underwriting Agreement, dated October 4, 2012, by and between Cell Therapeutics, Inc. and Jefferies & Company, Inc.	Filed herewith.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 17 Preferred Stock).	Filed herewith.

4.1	Form of Series 17 Preferred Stock Certificate.	Filed herewith.

5.1	Opinion of Karr Tuttle Campbell.	Filed herewith.

99.1	Press Release, dated October 4, 2012, entitled “Cell Therapeutics Announces Proposed Public Offering of Convertible Preferred Stock.”	Filed herewith.

99.2	Press Release, dated October 5, 2012, entitled “Cell Therapeutics Prices Underwritten Public Offering of $60 Million of Convertible Preferred Stock.”	Filed herewith.